CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with the semiannual reports of Asset Allocation Trust (the “Registrant”) on Form N-CSRS for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Reports”), I, Jeremy DePalma, Principal Financial Officer of Asset Allocation Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 27, 2007

______________________
Jeremy DePalma
Principal Financial Officer
Asset Allocation Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

In connection with the semiannual reports of Asset Allocation Trust (the “Registrant”) on Form N-CSRS for the period ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Reports”), I, Dennis H. Ferro, Principal Executive Officer of Asset Allocation Trust, hereby certify, pursuant to Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 27, 2007

________________________
Dennis H. Ferro
Principal Executive Officer
Asset Allocation Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.